                                                                     EXHIBIT 4.1

                           SPECIMEN STOCK CERTIFICATE

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                                              CUSIP NO. ________

NUMBER SHARES

                              VOZ MOBILE CLOUD LTD.
                              ---------------------
                   AUTHORIZED COMMON STOCK: 70,000,000 SHARES
                        COMMON STOCK PAR VALUE: $.01 EACH

THIS CERTIFIES THAT _____________________________________________

IS THE RECORD HOLDER OF _______________________________________
Shares of the above named Corporation transferable only on the books of the
Corporation in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________, _______

------------------------------              ------------------------------------
Secretary                                   President

                              Voz Mobile Cloud Ltd.
                                    Corporate
                                      Seal
                                   Washington
                                      2004
                                      *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                            Countersigned Registered:

                                            ClearTrust, LLC

                                            By
                                               ---------------------------------
                                               Authorized Signature
                                 [Reverse Side}

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT______Custodian______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common                                             ---------
                                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received,____________________________________________________ hereby sell, assign and transfer unto _________________________________________
__________Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

In presence of _______________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED:

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